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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington D. C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934

                     Date of Report:  January 15, 1999

                          SILVER BUTTE MINING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

                                    IDAHO
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)

           001-05970                             82-0263301
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

            520 Cedar Street, Sandpoint, ID                       83814
  ____________________________________________________         __________
         (Address of Principal Executive Offices)              (Zip Code)


                              (208) 263-5154
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)


**************************************************************************

ITEM 5. OTHER EVENTS

The Registrant has changed its address and phone number, effective January 15, 1999.

The new address, which appears on the first page of this report is:

                          Silver Butte Mining Company
                               520 Cedar Street
                            Sandpoint, ID  83864


The new phone number, which appears on the first page of this report is:

                              (208) 263-5154











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****************************************************************************
                                  SIGNATURES
****************************************************************************

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


/s/  R. Richard Rice
_________________________             Date:  January 15, 1999
R. Richard Rice
Title:  President




































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